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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               December 23, 1998
                               -----------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          EMONS TRANSPORTATION GROUP
                          --------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                    0-5206                            23-2441662
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  (State of                  (Commission                        (IRS Employer
Incorporation)               File Number)                    Identification No.)


  96 South George Street, York, Pennsylvania       17401       (717) 771-1700
  ---------------------------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)   (Telephone No.)

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Item 2.  Acquisition or Disposition of Assets.
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     On December 23, 1998, Emons Transportation Group, Inc. (the "Company"),
through a newly formed subsidiary, St. Lawrence & Atlantic Railroad (Quebec) Inc., completed the acquisition of a 94 mile rail line (the "Sherbrooke Line") from the Canadian National Railway Company ("CN") for Can $7 million pursuant to the terms of an Asset Purchase Agreement dated November 25, 1998. The Sherbrooke Line connects with CN's Halifax to Montreal main line at Ste. Rosalie, Quebec, and the Company's St. Lawrence & Atlantic Railroad Company ("SLR") at the Quebec/Vermont international border. The Company has a long standing commercial relationship with CN in which the Company maintains a direct rail connection and regularly interchanges rail traffic with CN.

     Concurrent with the acquisition of the Sherbrooke Line, the Company also entered into an Amended and Restated Loan Agreement with LaSalle National Bank, providing for an additional Can$6.6 million seven year term loan and a U.S.$2 million three year term loan, to fund the acquisition and operation of the Sherbrooke Line.


Item 7.  Financial Statements and Exhibits.
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     c.  Exhibits.
                                                                  Page in
Exhibit                                                         Sequentially
Number                       Exhibit                            Numbered Copy
------                       -------                            -------------

10 (a)   Asset Purchase Agreement dated November 25, 1998
         between St. Lawrence & Atlantic Railroad (Quebec)
         Inc. and Canadian National Railway Company                  --


10 (b)   Amended and Restated Loan and Security Agreement
         dated as of December 21, 1998 among Emons
         Transportation Group, Inc., Emons Industries, Inc.,
         Emons Finance Corp., Maryland and Pennsylvania
         Railroad Company, Emons Logistics Services, Inc.,
         Maine Intermodal Transportation, Inc., Yorkrail,
         Inc., St. Lawrence & Atlantic Railroad Company, Penn
         Eastern Rail Lines, Inc., St. Lawrence & Atlantic
         Railroad (Quebec) Inc., and SLR Leasing Corp., as the
         Borrowers, and LaSalle National Bank, as the Lender         --

99 (a)   Press Release dated December 23, 1998                       --

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 1999
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                                                EMONS TRANSPORTATION GROUP, INC.


                                                By: /s/ Scott F. Ziegler
                                                    --------------------
                                                    Scott F. Ziegler
                                                    Senior Vice President and
                                                       Chief Financial Officer

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